UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2021

Stellus Capital Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00971	46-0937320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 2200 Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 292-5400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2021, Stellus Capital Investment Corporation (the “Company”) entered into a First Amendment and Commitment Increase to Amended and Restated Senior Secured Revolving Credit Agreement (the “Amendment Agreement”) by and among the Company, as the borrower, Zions Bancorporation, N.A. dba Amegy Bank, as the administrative agent, and the lenders that are party thereto from time to time (collectively, the “Lenders”), which amended the Amended and Restated Senior Secured Revolving Credit Agreement (the “Existing Credit Facility”), dated as of September 18, 2020, among the Company, Zions Bancorporation, N.A. dba Amegy Bank, as the administrative agent, and the lenders that are party thereto from time to time. Pursuant to the Amendment Agreement, the Lenders provided, among other things, an increase in the total commitments under the Existing Credit Facility from $230 million to $250 million, and an increase of the accordion feature under the Existing Credit Facility from $280 million to $300 million.

The description above is only a summary of the material provisions of the Amendment Agreement and is qualified in its entirety by reference to a copy of the Amendment Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment and Commitment Increase to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 22, 2021, among Stellus Capital Investment Corporation, the lenders party thereto, and Zions Bancorporation, N.A. dba Amegy Bank, as the administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2021	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer